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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): August 25, 2000


                                  T-NETIX, INC.
               (Exact name of registrant as specified in charter)

            COLORADO                   0-25016                 84-1037352
 (State or Other Jurisdiction        (Commission             (IRS Employer
 Incorporation or Organization)      File Number)          Identification No.)


    67 INVERNESS DRIVE EAST, SUITE 100 ENGLEWOOD, CO             80112
       (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code (303) 790-9111



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ITEM 5.  OTHER EVENTS.

         In a press release dated August 25, 2000, T-NETIX, Inc. announced that Alvyn A. Schopp resigned as the company's chief executive officer and as a director. Mr. Daniel M. Carney will act as interim chief executive officer. A copy of the press release is attached as Exhibit A hereto.

ITEM 7.  EXHIBITS

         (c)      Exhibits

         Exhibit 99A    Registrants press release, dated August 25, 2000




                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       T-NETIX, Inc.

Dated: August 29, 2000                 BY: /s/ Daniel M. Carney
                                          --------------------------------------
                                       Daniel M. Carney, Chief Executive Officer


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                                 EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------

    99A                   Press Release dated 8/25/00